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                                                                  EXHIBIT 10.3.b

                      SECOND AMENDMENT TO CREDIT AGREEMENT


            THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of June 30, 1998, is entered into by and among GRANITE CONSTRUCTION INCORPORATED, a Delaware corporation (the "Company"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Issuing Bank, and as agent for itself and the Banks (in such capacity, the "Agent"), and the several financial institutions party to the Credit Agreement (collectively, the "Banks").

                                    RECITALS

            A. The Company, the Banks, the Issuing Bank and the Agent are parties to a Credit Agreement dated as of June 30, 1997, as amended by a First Amendment to the Credit Agreement dated as of January 16, 1998 (as so amended, the "Prior Credit Agreement"). The Prior Credit Agreement, as amended by this Amendment, is herein referred to as the "Credit Agreement".

            B. Pursuant to the Prior Credit Agreement, the Banks have extended and are continuing to extend certain credit facilities to the Company.

            C. The Company has requested that the Banks agree to certain amendments of the Prior Credit Agreement.

            D. The Banks are willing to amend the Prior Credit Agreement, subject to the terms and conditions of this Amendment.

            NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Prior Credit Agreement.

            2. Amendments to Prior Credit Agreement

               (a) Section 1.01 of the Prior Credit Agreement shall be amended by adding the following defined term in appropriate alphabetical order:

                            "Material Subsidiary" means any Subsidiary which
                     meets any of the following conditions: (a) such Subsidiary's total net revenues for the period of the immediately preceding four fiscal quarters is equal to or greater than 10% of the consolidated total net revenues of the Company and its Subsidiaries for such period determined in accordance with GAAP, in each case as reflected in the most recent annual or quarterly financial statements of the Company and its Subsidiaries; or (b) such


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                     Subsidiary's total assets, as of the last day of the
                     immediately preceding fiscal quarter, is equal to or greater than 10% of consolidated total assets of the Company and its Subsidiaries as of such date determined in accordance with GAAP, in each case as reflected in the most recent annual or quarterly financial statements of the Company and its Subsidiaries.

              (b) Section 1.01 of the Prior Credit Agreement shall be amended by adding the following defined term in appropriate alphabetical order:

                            "Non-Guarantor Subsidiary" has the meaning specified
                     in Section 2.14.

              (c) Section 1.01 of the Prior Credit Agreement shall be amended by amending and restating the defined term "Interest Payment Date" to read as follows:

                     "Interest Payment Date" means, with respect to any CD Rate Loan or Eurodollar Loan, the last Business Day of each Interest Period applicable to such Loan and, with respect to Reference Rate Loans, the last Business Day of each calendar quarter and the date on which the final payment of Revolving Loans is due hereunder, provided, however, that if any Interest Period for a CD Rate Loan or Eurodollar Rate Loan exceeds 90 days or three months, respectively, "Interest Payment Date" with respect to such Loans shall include the date which falls 90 days or three months after the beginning of such Interest Period, respectively.

              (d) Section 1.01 of the Prior Credit Agreement shall be amended at the defined term "Interest Period" by deleting the date "June 30, 2002" in clause (iii) thereof and inserting the phrase "the last Business Day of June, 2005" in lieu thereof.

              (e) Section 1.01 of the Prior Credit Agreement shall be amended by amending and restating the defined term "Revolving Termination Date" to read as follows.

                     "Revolving Termination Date" means the earlier to occur of:

                            (a) June 30, 2000; and

                            (b) The date on which the Commitments shall
                     terminate in accordance with the provisions of this Agreement.

                            Subject to clause (b) of this definition, the term
                     "Revolving Termination Date" shall be deemed to refer to any such Revolving Termination Date as extended from time to time pursuant to, and subject to the conditions of,
                     Section 2.15.


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                        (f) Section 2.06 of the Prior Credit Agreement shall be
amended by amending and restating the fourth sentence thereof to read as follows:

                        If such notice is given, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount of Eurodollar Rate Loans prepaid and the amounts required pursuant to Section 4.04.

                        (g) Subsection 2.07(b) of the Prior Credit Agreement shall be amended and restated in its entirety to read as follows:

                                        (b) The Revolving Credit. The Company
       agrees to repay the principal amount outstanding as of the Revolving Termination Date of the Revolving Loans in ten equal semi-annual installments (i) beginning on the last Business Day in December, 2000 (as such date may be extended pursuant to the terms of and subject to the conditions of subsection 2.15(b)), and (ii) thereafter on the last Business Day of June and December of each year thereafter, through and including the last Business Day of June, 2005 (as such date may be extended pursuant to the terms of and subject to the conditions of subsection 2.15(b)).

                        (h) Section 2.08 of the Prior Credit Agreement shall be amended by amending and restating the second sentence thereof to read as follows:

                        Interest shall also be payable on the date of any payment or prepayment of Eurodollar Rate Loans pursuant to Sections 2.06 and 2.07 for the portion of the Eurodollar Rate Loans so prepaid and upon payment (including prepayment) in full thereof and, after the occurrence and during the continuance of any Event of Default, interest shall be payable on demand.

                        (i) Subsection 2.09(b) of the Prior Credit Agreement shall be amended by deleting the word "average" and inserting the word "actual" in lieu thereof.

                        (j) Section 2.14 of the Prior Credit Agreement shall be amended and restated in its entirety to read as follows:

                                    2.14  Guaranty of Obligations.  The
Obligations shall be jointly and severally guaranteed by the Guarantors pursuant to one or more Guaranties. Promptly after the date that any Subsidiary or other Person becomes a Material Subsidiary of the Company, and, in any event, within ten Business Days following receipt by the Company from the Agent of a request therefor, the Company will cause such Material Subsidiary to execute and deliver to the Agent and the Banks a guaranty of the Obligations in substantially the form of the Guaranty. In addition, promptly after any date that the total revenues or total assets of all Subsidiaries which are not Guarantors (each, a "Non-Guarantor Subsidiary") together exceed 20% of the total revenues or total assets, as the case may be, of the Company and its Subsidiaries measured on a


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       consolidated basis, and, in any event, within ten Business Days following receipt by the Company from the Agent of a request therefor, the Company will cause one or more Non-Guarantor Subsidiaries to execute and deliver to the Agent and the Banks a guaranty or guarantees of the Obligations in substantially the form of the Guaranty, such that after delivery of such guaranty or guarantees, the total revenues or total assets of all remaining Non-Guarantor Subsidiaries together are less than 20% of the total revenues or total assets, as the case may be, of the Company and its Subsidiaries measured on a consolidated basis. The Company shall in each case deliver or cause to be delivered such other items as may be reasonably requested by the Agent, at the request of any Bank, in connection with the foregoing, including resolutions, incumbency and officers certificates and opinions of counsel.

                        (k) Subsection 2.15(a) of the Prior Credit Agreement shall be amended and restated in its entirety to read as follows:

                                         (a) Not earlier than April 30, 1999 and
not later than April 28, 2000, and, if the Revolving Termination Date has previously been extended pursuant to this Section 2.15, not earlier than the April 30 of the year immediately prior to the year in which the Revolving Termination Date then occurs, and not later than the April 30 of the year in which the Revolving Termination Date then occurs, the Company may, at its option, request that all the Banks extend the Revolving Termination Date by one year by means of a letter, addressed to the Agent and each Bank, substantially in the form of Exhibit I; provided, however, that notwithstanding the foregoing, the Revolving Termination Date shall occur on the date that the Commitments terminate pursuant to Section 9.02 or the Revolving Commitments are terminated pursuant to Section 2.05. The Revolving Termination Date shall be extended by one year if all of the Banks consent (in each Bank's sole and absolute discretion) to such extension, such consent to be given by executing and delivering to the Agent, no later than 15 Business Days after its receipt of such letter, a counterpart of such letter; provided, that, if, one or more Banks decline to consent to the extension of the Revolving Termination Date, any Bank's consent to such extension shall be nullified, and the Revolving Termination Date shall not be extended. If any Bank fails to execute and deliver such letter on or before the expiration of the aforesaid 15 Business Day period, such Bank shall be deemed to have declined to consent to extend the Revolving Termination Date, and the Revolving Termination Date shall not be extended.

                        (1) Subsection 7.03(i) of the Prior Credit Agreement shall be amended and restated in its entirety to read as follows:

                                         (i)  within three Business Days after
the date of such occurrence, if (A) any Person shall become a Subsidiary of the Company, (B) any Subsidiary or other Person shall become a Material Subsidiary of the Company, or (C) the total revenues or total assets of all Non-Guarantor Subsidiaries shall at any time together exceed 20% of the total revenues or total assets, as the case may be of the Company and its Subsidiaries measured on a consolidated basis; and

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                 3. Representations and Warranties. The Company hereby
represents and warrants to the Agent and the Banks as follows:

                        (a) Both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

                        (b) The execution, delivery and performance by the Company of this Amendment and by the Guarantors of their acknowledgment and consent to this Amendment have been duly authorized by all necessary corporate, partnership and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Approvals) in order to be effective and enforceable. Each of the Prior Credit Agreement as amended by this Amendment, the Guaranty and the other Loan Documents to which the Company or any of its Subsidiaries is a party constitutes and continues to constitute the legal, valid and binding obligations of the Company and such Subsidiary party thereto, enforceable against the Company and such Subsidiaries in accordance with their respective terms, without defense, counterclaim or offset.

                        (c) All representations and warranties of the Company contained in the Prior Credit Agreement are true and correct and will be true and correct on the Effective Date.

                        (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

                 4. Effective Date. This Amendment will become effective the date first above written (the "Effective Date"), provided that each of the following conditions precedent is satisfied:

                        (a) The Agent has received in sufficient number for each Bank, duly executed originals (or, if elected by the Agent, an executed facsimile copy):

                                    (i)  of this Amendment, executed by the
                                         Company and each of the Banks; and

                                    (ii) of the Guarantors' Acknowledgment and
                                         Consent in the form attached hereto,
                                         executed by each Guarantor; and

                        (b) The Agent has received from the Company and each Guarantor a copy of a resolution passed by the board of directors (or similar governing body) of each such Person or its general partner, certified by the Secretary or an Assistant Secretary of such corporation as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment or the Guarantors' Acknowledgment and Consent, as applicable.

            5. Reservation of Rights. The Company acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to



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create a course of dealing or otherwise obligate the Agent or the Banks to execute similar amendments under the same or similar circumstances in the future.

          6.   Miscellaneous.

               (a) Except as herein expressly amended, all terms, covenants and provisions of the Prior Credit Agreement are and shall remain in full force and effect and all references therein and in the other Loan Documents to such Credit Agreement shall henceforth refer to the Prior Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement. This Amendment is one of the Loan Documents.

               (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

               (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

               (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by delivery of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company or any Guarantor shall bind such Bank, the Company, or such Guarantor, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

               (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 11.01 of the Credit Agreement.

               (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Prior Credit Agreement, respectively.

               (g) Each of the provisions set forth in Article XI of the Prior Credit Agreement is incorporated herein by this reference and made applicable to this Amendment.

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               (h)   The Company covenants to pay to or reimburse the Agent,
upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.


          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                                GRANITE CONSTRUCTION INCORPORATED


                                By:         /s/ WILLIAM E. BARTON
                                    --------------------------------------
                                Title:      William E. Barton
                                            Vice  President

                                By:         /s/ R.C. ALLBRITTON
                                    --------------------------------------
                                Title:      RC Allbritton
                                            Vice President

                                BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION, as Agent


                                By:         /s/ [SIG ILLEGIBLE]
                                    --------------------------------------
                                Title:      Vice President

                                BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION, as a Bank
                                and as Issuing Bank


                                By:         /s/ [SIG ILLEGIBLE]
                                    --------------------------------------
                                Title:      Vice President

                                BANQUE NATIONALE DE PARIS


                                By:         /s/ DEBRA WRIGHT
                                    --------------------------------------
                                Title:      Debra Wright
                                            Vice President

                                By:         /s/ KATHERINE WOLFE
                                    --------------------------------------
                                Title:      Katherine Wolfe
                                            Vice President

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                                UNION BANK OF CALIFORNIA, N.A.


                                By:       /s/ DAVID TAYLOR
                                    --------------------------------------
                                Title:    David E. Taylor
                                          Vice President

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                     GUARANTORS' ACKNOWLEDGMENT AND CONSENT

            Each of the undersigned Guarantors hereby acknowledges the foregoing Second Amendment to Credit Agreement (the "Amendment"), consents (without implying the need for any such acknowledgment or consent) to its terms, and represents and warrants to the Agent and the Banks that, both before and after giving effect to the Amendment, its Guaranty remains in full force and effect as an enforceable obligation of the Guarantor, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affected the enforceability of creditor rights. Each Guarantor further represents that the execution, delivery and performance by such Guarantor of this Acknowledgment and Consent have been duly authorized by all necessary corporate, partnership and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Approvals) in order to be effective and enforceable. Each Guarantor remakes as of the Effective Date (as defined in the Amendment) all of the representations and warranties made by it pursuant to the Guaranty. Capitalized terms used herein and not otherwise defined have the respective meanings defined in the Credit Agreement (as defined in the Amendment).

            IN WITNESS WHEREOF, each Guarantor has executed this Acknowledgment and Consent by its duly authorized officers as of this 30th day of June, 1998.

GRANITE CONSTRUCTION COMPANY            DESERT AGGREGATES, INC.


By:     /s/ WILLIAM E. BARTON           By:     /s/ DAVID J. BRUNTON
    -------------------------------          ----------------------------------
Name:   William E. Barton               Name:   David J. Brunton
      -----------------------------           ---------------------------------
Title:  Vice President & CFO            Title:  CFO and Assistant Secretary
      -----------------------------           ---------------------------------


By:     /s/ R.C. ALLBRITTON             By:     /s/ KATHLEEN KENAN
    -------------------------------          ----------------------------------
Name:   R.C. Allbritton                 Name:   Kathleen Kenan
      -----------------------------           ---------------------------------
Title:  Vice President & Treasurer      Title:  Assistant Secretary
      -----------------------------           ---------------------------------


GRANITE SR91 CORPORATION                GG&R, INC.


By:     /s/ DAVID H. WATTS              By:     /s/ DAVID H. WATTS
    -------------------------------          ----------------------------------
Name:   David H. Watts                  Name:   David H. Watts
      -----------------------------           ---------------------------------
Title:  President & CEO                 Title:  President & CEO
      -----------------------------           ---------------------------------


By:     /s/ WILLIAM E. BARTON           By:     /s/ WILLIAM E. BARTON
    -------------------------------          ----------------------------------
Name:   William E. Barton               Name:   William E. Barton
      -----------------------------           ---------------------------------
Title:  Vice President & CFO            Title:  Vice President & CFO
      -----------------------------           ---------------------------------


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WILCOTT CORPORATION                     INTERMOUNTAIN SLURRY SEAL, INC.


By:     /s/ DAVID H. WATTS              By:     /s/ DAVID J. BRUNTON
    -------------------------------          ----------------------------------
Name:   David H. Watts                  Name:   David J. Brunton
      -----------------------------           ---------------------------------
Title:  President & CEO                 Title:  CFO & Assistant Secretary
      -----------------------------           ---------------------------------


By:     /s/ WILLIAM E. BARTON           By:     /s/ KATHLEEN KENAN
    -------------------------------          ----------------------------------
Name:   William E. Barton               Name:   Kathleen Kenan
      -----------------------------           ---------------------------------
Title:  Vice President & CFO            Title:  Assistant Secretary
      -----------------------------           ---------------------------------


BEAR RIVER CONTRACTORS                  GILC, L.P.
                                        By: GILC, INCORPORATED
                                            sole general partner


By:     /s/ DAVID J. BRUNTON            By:     /s/ WILLIAM E. BARTON
    -------------------------------          ----------------------------------
Name:   David J. Brunton                Name:   William E. Barton
      -----------------------------           ---------------------------------
Title:  Chief Financial Officer         Title:  President & CEO
      -----------------------------           ---------------------------------


By:     /s/ KATHLEEN KENAN              By:     /s/ R.C. ALLBRITTON
    -------------------------------          ----------------------------------
Name:   Kathleen Kenan                  Name:   R.C. Allbritton
      -----------------------------           ---------------------------------
Title:  Assistant Secretary             Title:  Vice President& CFO
      -----------------------------           ---------------------------------


POZZOLAN PRODUCTS COMPANY               GRANITE SR91, L.P.
(P.P.C.)                                By:     GRANITE SR91 CORPORATION
                                                sole general partner


By:     /s/ DAVID J. BRUNTON            By:     /s/ DAVID H. WATTS
    -------------------------------          ----------------------------------
Name:   David J. Brunton                Name:   David H. Watts
      -----------------------------           ---------------------------------
Title:  CEO & Assistant Secretary       Title:  President & CEO
      -----------------------------           ---------------------------------


By:     /s/ KATHLEEN KENAN              By:     /s/ WILLIAM E. BARTON
    -------------------------------          ----------------------------------
Name:   Kathleen Kenan                  Name:   William E. Barton
      -----------------------------           ---------------------------------
Title:  Assistant Secretary             Title:  Vice President & CFO
      -----------------------------           ---------------------------------


GILC INCORPORATED                       GTC, INC.


By:     /s/ WILLIAM E. BARTON           By:     /s/ WILLIAM E. BARTON
    -------------------------------          ----------------------------------
Name:   William E. Barton               Name:   William E. Barton
      -----------------------------           ---------------------------------
Title:  President & CEO                 Title:  President & Treasurer
      -----------------------------           ---------------------------------


By:     /s/ R.C. ALLBRITTON             By:     /s/ R.C. ALLBRITTON
    -------------------------------          ----------------------------------
Name:   R.C. Allbritton                 Name:   R.C. Allbritton
      -----------------------------           ---------------------------------
Title:  Vice President & CEO            Title:  Vice President & Asst Secretary
      -----------------------------           ---------------------------------


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